-------------------------------------------
AEW COMMERCIAL MORTGAGE
SECURITIES FUND, INC.
-------------------------------------------


Officers and Directors

                                                                 --------------
Clifford M. Brown           J. Grant Monahon                     AEW COMMERCIAL
President and Director      Vice President                       MORTGAGE
                                                                 SECURITIES
Dr. W. Giles Mellon         James J. Finnegan                    FUND, INC.
Director                    Vice President                       --------------

Robert Straniere            Richard De Sanctis
Director                    Treasurer

Dr. Yung Wong               Bernadette N. Finn
Director                    Secretary

-------------------------------------------

Investment Adviser
    AEW Capital Management, L.P.
    225 Franklin Street
    Boston, MA 02110
-------------------------------------------

Administrator
    Reich & Tang Asset Management L.P.
    600 Fifth Avenue
    New York, NY 10020
-------------------------------------------

Custodian
    Investors Fiduciary Trust Company
    127 West 10th Street
    Kansas City, MO 64105
 -------------------------------------------                  Semi-Annual Report
                                                                  April 30, 1997
  Legal Counsel                                                      (Unaudited)
    Battle Fowler LLP
    75 East 55th Street
    New York, NY 10022
-------------------------------------------

AEW
                                                       AEW Capital Management
                                                       and affiliated entities
                                                       225 Franklin Street
                                                       Boston, MA 02110-2803
                                                       Telephone (617) 261-9000




June 16, 1997

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.

Dear Shareholder:


Enclosed please find the semi-annual report for the AEW Commercial Mortgage Securities Fund, Inc. This report covers the period from November 1, 1996 through April 30, 1997. Provided below is an overview of the portfolio's performance and some of the market conditions that impacted returns over the subject period.


The AEW Commercial Mortgage Securities Fund, Inc. is a non-diversified, closed-end management investment company which was initially capitalized on December 21, 1994 with the sale of 10,011,100 shares of common stock which generated proceeds of $100,111,000. There are limited restrictions on the credit quality of the Fund's investments. The weighted average credit quality of the Fund is to be BB-(Ba3), or better, based on ratings from the nationally recognized credit rating agencies. The Fund's portfolio currently has an average credit rating of BB+.


As of April 30, 1997, The AEW Commercial Mortgage Securities Fund, Inc. had investments in commercial mortgage-backed securities with a net investment value of $102.2 million ($115.2 million original face amount) and Treasury securities and cash with a net investment value of $3.4 million. The only new purchases or sales for the six month period ended April 30, 1997 occurred in February, 1997. During February, we purchased $5 million of the EQI Financing Partnership I, Series 1997-1 Class C securities. In addition, we sold $1.6 million of the Lennar US Partners Class E notes and $1.5 million of the Lennar Central Class E notes. These securities were sold because of their short remaining lives and to make funds available for the purchase of the EQI Securities.


The CMBS portion of the Fund's portfolio currently has a BB average credit rating, a 5.23 year modified adjusted duration, and a pricing yield of 10.32% (which is approximately 379 basis points over Treasuries and 176 basis points over the Lehman Brothers BB Corporate Bond Index). The CMBS held by the Fund are backed by mortgage loans secured by apartments (48%), retail (23%), hospitality (13%), office (7%), industrial (4%) and other property types (5%). By state, the mortgage collateral is located in Texas (16%), California (14%), Florida (10%), New York (6%), Ohio (5%), Indiana (4%), Illinois (4%), and Michigan (4%), with the remainder (37%) dispersed throughout 42 other states.

FUND PERFORMANCE


For the period from January 1, 1995 through April 30, 1997, the portfolio generated an average annual return of 14.16% net of fees. This was above our benchmark, the Lehman Brothers BB Corporate Bond Index, which generated an average annual return of 14.01%. (Returns have been calculated net of fees.)


---------------------- ----------------------- ----------------------- ---------------------- -----------------
                       Latest Quarter          Trailing 12 mos.         Average Annual
                                                                                                    Duration
---------------------- ----------------------- ----------------------- ---------------------- -----------------

Fund                           4.08%                   15.12%                 14.16%             5.09 yrs.
---------------------- ----------------------- ----------------------- ---------------------- -----------------
Lehman BB                      1.23%                   11.37%                 14.01%             4.71 yrs.
---------------------- ----------------------- ----------------------- ---------------------- -----------------
Difference                     2.85%                   3.75%                   0.15%             0.38 yrs.
---------------------- ----------------------- ----------------------- ---------------------- -----------------

The performance for the period January 1, 1995 through April 30, 1997 exceeds the benchmark by 15 basis points. For the trailing 12 months, the portfolio's performance exceeded that of the benchmark by 375 basis points.


CMBS  MARKET  TRENDS

More than $5.8 billion of new CMBS were issued during the first quarter of 1997, a pace matching that of 1996. However, the similarity lies only in the dollar volume. Responding to a groundswell of mutual fund and international capital, the trend in 1997 has been to create larger transactions (size is tantamount to liquidity for mutual funds), more floating rate issues and more issues backed by international collateral.

CMBS  PRICING  SPREADS

A dramatic spread tightening occurred in the BB rated CMBS sector during the first quarter of 1997. Reflecting significant "cross over" demand from the high-yield mutual funds, BB spreads tightened from 350-425 basis points at year end to 235-350 basis points at the end of the first quarter. With this move following on the heels of last year's compression of investment-grade CMBS spreads, a number of traditional real estate-oriented buyers have effectively taken themselves out of the market. Several B-piece investors are "re-REMIC-ing" (pooling their subordinate bonds in securitizations designed to obtain higher ratings and greater market value) on their existing holdings with the intent of offering these new bonds for sale. CRIIMI MAE and Lennar are taking the lead in this direction. In addition, several investment banks anecdotally and Goldman Sachs in print, have questioned the fundamental value of BB rated CMBS at current spread levels.

AEW Capital Management, L.P.





By /S/ Stephen L'Heureux


     Stephen L'Heureux
     Vice President

                         Definition of Comparative Index
                         -------------------------------


Lehman Brothers BB Corporate Bond Index - includes all fixed-rate issues with a maximum quality rating of Ba1 or lower by Moody's Investors Service ("Moody's") and a minimum of $100 million in outstanding principal. If a Moody's rating is unavailable, the issues must be rated BB+ or lower by Standard & Poor's Corporation or by another rating service. The bonds must have at least one year to maturity and be non-callable.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers, total returns for the Fund would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997
(Unaudited)


                                                                                 Face
                                                                                Amount                Value (a)
------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (b) ( 92.75%)
------------------------------------------------------------------------------------------------------------------
American Southwest Financial Securities Corp.,
     1995-C1 Class B3 9.872%, 6/17/05 (c)...................................   $14,600,000             $14,066,187
American Southwest Financial Securities Corp.,
     1995-C1 Class B4 9.872%, 6/17/05 (c)...................................    11,700,000               9,773,156
Asset Securitization Corp.,
     1995-D1 Class A4 7.59%, 8/11/27 (c)....................................     3,326,272               3,258,707
CBM Funding Corp.,
     1996-1 Class C 144A 7.86%, 2/1/13 (c)..................................     3,000,000               3,057,187
CBM Funding Corp.,
     1996-1 Class D 8.645%, 2/1/13 (c)......................................       960,000               1,008,900
CS First Boston Mortgage Securities Corp.,
     1995-WF1 Class D 7.532%, 12/21/27......................................     3,000,000               2,981,250
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class D 8.37%, 1/25/05 (c)...............................     5,839,000               5,450,342
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class E 8.37%, 1/25/05 (c)...............................    11,087,000               8,748,336
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class F 8.37%, 1/25/05 (c)...............................     9,425,049               4,635,946
DLJ Mortgage Acceptance Corp.,
     1995-CF2 Class B1 7.50%, 12/17/27 (c)..................................     2,000,000               1,974,375
DLJ Mortgage Acceptance Corp.,
     1995-CF2 Class B2 8.8100%, 12/17/27 (c)................................     2,000,000               2,100,000
DLJ Mortgage Acceptance Corp.,
     1996-CF1 Class B2 8.2686%, 03/13/28 (c)................................     1,000,000               1,022,813
EQI Financing Partnership
     1997-1C  7.580%, 2/20/17 (c)...........................................     5,000,000               4,918,750
FFCA Secured Assets Corp.,
     1996-C1 Class D 8.91%, 6/25/14 (c).....................................     2,000,000               2,098,750
Federal Deposit Insurance Corp.
     REMIC Trust 1994-C1 Class IIE 8.70% 9/25/25............................     3,035,390               3,137,834



                       See Notes to Financial Statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS --(CONTINUED)
APRIL 30, 1997
(Unaudited)


                                                                                  Face
                                                                                 Amount                 Value (a)

------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (b)--(Continued)
------------------------------------------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage Finance Corp.,
     1996-C3 Class E 8.3456%, 4/25/28.......................................   $    500,000            $   507,813
Kidder Peabody Acceptance Corp.,
     REMIC 1993-M1 Class C 7.15%, 4/25/25...................................      2,000,000              1,767,500
LB Mortgage Trust
     1992-M1 Class E1 8.00%, 2/25/24........................................      3,000,000              3,046,875
Lennar Central Partners, L.P.,
     1994-1 Class E 10.92%, 9/15/04 (c).....................................      3,500,000              3,507,656
Lennar U. S. Partners, L.P.,
     1995-1Class F 11.70%, 5/15/05 (c)......................................      3,203,862              3,203,862
Merrill Lynch Mortgage Investors, Inc.
     1995-C2 Class D FRN 8.154%, 6/15/21....................................      1,727,116              1,745,467
Mortgage Capital Funding, Inc.
     1996-MC1 Class A4 8.35%, 5/25/27.......................................      4,575,500              4,754,230
NB Commercial Mortgage Pass Through FSI,
     Class C  8.73%, 10/20/23 (c)...........................................      2,385,118              2,403,752
Prudential Securities Secured Financing Corp.,
     1995-MCF2 Class F 8.5646%, 12/26/22 (c)................................      5,557,000              5,702,871
Resolution Trust Corp.
     1992-C8 Class D 8.836%, 12/25/23.......................................      3,309,983              3,200,340
Resolution Trust Corp.,
     1995-C1 Class D 6.90%, 2/25/27.........................................      2,000,000              1,887,500
Resolution Trust Corp.,
     1995-C1 Class E 6.90%, 2/25/27.........................................      2,678,555              2,231,571

------------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
      (Cost $97,030,901)....................................................                           102,191,970

------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT SECURITY ( 0.94%)
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note (0.94%),
        7.75%, 11/30/99 (Cost $1,000,000)...................................     1,000,000               1,032,344
------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS --(CONTINUED)
APRIL 30, 1997
(Unaudited)


                                                                                  Face
                                                                                 Amount                 Value (a)
------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.12%)
------------------------------------------------------------------------------------------------------------------
Repurchase Agreement (2.12%)
       State Street Bank  4.25%, due 5/1/97
       (Collateralized by $2,350,000 U.S. Treasury Bill,
           5.875%, due 7/31/97) (Cost $2,339,000)...........................   $ 2,339,000            $  2,339,000
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (95.81%)
    (Cost $100,369,901) (d).................................................                           105,563,314
------------------------------------------------------------------------------------------------------------------
CASH AND OTHER ASSETS, NET OF LIABILITIES (4.19%)...........................                             4,621,798
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100.00%)........................................................                         $ 110,185,112
==================================================================================================================

(a)       See Note A to Financial Statements.

(b)       Security is deemed illiquid.

(c) 144A Security. Restricted as to public resale. Value of restriced securities at April 30, 1997 was $76,931,590 or 70% of net assets. (Cost $72,247,240).

(d) The cost for federal income tax purposes was $100,369,901. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $5,193,413. This consisted of aggregate gross unrealized appreciation for all securities of $5,575,511 and aggregate gross unrealized depreciation for all securities of $382,098.

REMIC     Real Estate Mortgage Investment Conduit.

FRN       Floating Rate Note-Rate disclosed is as of April 30, 1997.






                       See Notes to Financial Statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997
(Unaudited)




-----------------------------------------------------------------------------------------------------------
Assets
   Investments, at Cost.........................................................        $       100,369,901
                                                                                        ===================
   Investments, at Value........................................................        $       105,563,314
   Cash.........................................................................                        972
   Interest Receivable..........................................................                  1,272,286
   Paydown Receivable...........................................................                     16,894
   Receivable for Securities Sold...............................................                  4,798,506
   Other Assets.................................................................                     15,016
-----------------------------------------------------------------------------------------------------------

        Total Assets............................................................                111,666,988
-----------------------------------------------------------------------------------------------------------
Liabilities
   Dividends Payable............................................................                  1,282,337
   Payable for Investment Advisory Fees.........................................                    149,087
   Payable for Administrative Fees..............................................                     20,073
   Payable for Custodian Fees...................................................                     15,775
   Other Liabilities............................................................                     14,604
-----------------------------------------------------------------------------------------------------------
        Total Liabilities.......................................................                  1,481,876
-----------------------------------------------------------------------------------------------------------
Net Assets......................................................................        $       110,185,112
===========================================================================================================
Net Assets Consist of:
   Paid in Capital .............................................................                105,311,683
   Dividends Paid in Excess of  Net Investment Income...........................        (           591,738)
   Accumulated net realized gains...............................................                    271,754
   Unrealized Appreciation......................................................                  5,193,413
-----------------------------------------------------------------------------------------------------------
Net Assets......................................................................        $       110,185,112
===========================================================================================================
Institutional Class Shares
   Shares Issued and Outstanding ($0.01 par value)(Authorized 15,000,000)                        11,657,613
    Net Asset Value, Offering and Redemption Price Per Share....................        $              9.45
===========================================================================================================




                       See Notes to Financial Statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
(Unaudited)




                                                                                                 Six-Months Ended
                                                                                                   April 30, 1997
-----------------------------------------------------------------------------------------------------------------

Investment Income
    Interest..............................................................                           $ 5,368,058
-----------------------------------------------------------------------------------------------------------------
Expenses
    Investment Advisory Fees--Note B
       Basic Fee..........................................................      $ 336,970
       Less: Fee Waived...................................................       ( 53,993)               282,977
                                                                                ---------
    Administrative Fees-Note C
       Basic Fee..........................................................         77,311
       Less: Fee waived...................................................       (  7,983)                69,328
                                                                                ---------
    Insurance Expenses....................................................                                30,121
    Custodian Fees-Note D.................................................                                 6,283
    Audit Fees............................................................                                 7,881
    Legal Fees............................................................                                13,428
    Directors' Fees-Note F................................................                                 3,607
----------------------------------------------------------------------------------------------------------------
       Net Expenses.......................................................                               413,625
----------------------------------------------------------------------------------------------------------------
Net Investment Income.....................................................                             4,954,433
----------------------------------------------------------------------------------------------------------------
Net Realized Gain on Investments..........................................                               271,754
Net Change in Unrealized Appreciation/
   Depreciation on Investments............................................                             1,973,188
----------------------------------------------------------------------------------------------------------------
Net Gain on Investments...................................................                             2,244,942
----------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations......................                           $ 7,199,375
================================================================================================================






                       See Notes to Financial Statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                         Six-Months
                                                                            Ended                    Year
                                                                       April 30, 1997                Ended
                                                                         (Unaudited)           October 31, 1996
                                                                       --------------          ----------------

--------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:
   Net Investment Income......................................          $  4,954,433             $  10,644,473
   Net Realized Gain..........................................               271,754                 1,785,464
   Net Change in Unrealized Appreciation/Depreciation.........             1,973,188             (   1,162,645)
--------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.....             7,199,375                11,267,292
--------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income......................................          (  4,847,506)            (  11,113,241)
   In Excess of Net Investment Income.........................                -                  (     698,665)
   Net Realized Gain..........................................                -                  (   5,291,133)
   Return of Capital..........................................                -                  (  12,173,155)
--------------------------------------------------------------------------------------------------------------
       Total Distributions....................................          (  4,847,506)            (  29,276,194)
--------------------------------------------------------------------------------------------------------------

Capital Share Transactions: (1)
   Issued - Regular...........................................                -                         -
          - In Lieu of Cash Distributions.....................                   660                10,045,229
--------------------------------------------------------------------------------------------------------------
     Net Increase from Capital Share Transactions.............                   660                10,045,229
--------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)..................................             2,352,529             (   7,963,673)
Net Assets:
   Beginning of Period........................................           107,832,583               115,796,256
--------------------------------------------------------------------------------------------------------------
    End of Period (including distributions in
    excess of net investment income of $591,738 and
    $698,665, respectively) ..................................          $110,185,112             $ 107,832,583
==============================================================================================================

(1) Shares Issued and Redeemed:
    Shares Issued.............................................              -                           -
    In Lieu of Cash Distribution..............................              38                         953,234
--------------------------------------------------------------------------------------------------------------
                                                                            38                         953,234
==============================================================================================================



                       See Notes to Financial Statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
(UNAUDITED)


                                                                                                     Six Months
                                                                                                        Ended
                                                                                                   April 30, 1997
-------------------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities:
   Net increase in net assets from operations.......................................              $       7,199,375
   Adjustment to reconcile net increase in net assets from operations to net cash used in operating activities:
     Amortization of premiums and discounts.........................................              (          56,732)
     Purchase of investment securities..............................................              (       5,000,000)
     Proceeds from sale of investment securities....................................                      3,061,630
     Net increase in short-term securities..........................................              (       1,423,000)
     Principal paydowns.............................................................                      2,990,527
     Increase in interest receivable................................................              (         295,555)
     Increase in accrued expenses...................................................                          2,553
     Unrealized appreciation on investments.........................................              (       1,973,188)
     Net realized gain on investments...............................................              (         271,754)
     Decrease in other assets.......................................................                         30,260
-------------------------------------------------------------------------------------------------------------------
       Net Cash Provided by Operating Activities....................................                      4,264,116
-------------------------------------------------------------------------------------------------------------------
Cash Flows From Financing Activities*:
   Cash Distributions Paid..........................................................              (       4,263,173)
-------------------------------------------------------------------------------------------------------------------
       Net Cash Used for Financing Activities.......................................               (      4,263,173)
-------------------------------------------------------------------------------------------------------------------
     Net Increase in Cash...........................................................                            943
Cash at Beginning of Period.........................................................                             29
-------------------------------------------------------------------------------------------------------------------
Cash at End of Period...............................................................              $             972
===================================================================================================================



* Non-cash financing activities not included herein consist of reinvestment of dividends of $660.



                       See Notes to Financial Statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period
(Unaudited)


                                                                  Six-Months         Year Ended         December 21,
                                                                     Ended           October 31,          1994** to
                                                                April 30, 1997          1996          October 31, 1995
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......................        $    9.25         $     10.82         $    10.00
-----------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
   Net Investment Income..................................             0.43                0.93               0.75
   Net Realized and Unrealized Gain.......................             0.19                0.06               0.78
---------------------------------------------------------------------------------------------------------------------
       Total From Investment Operations...................             0.62                0.99               1.53
---------------------------------------------------------------------------------------------------------------------
Distributions
   Net Investment Income..................................             0.42         (      0.98)        (     0.71)
   In Excess of Net Investment Income.....................              -           (      0.06)              -
   Net Realized Gain......................................              -           (      0.48)              -
   Return of Capital......................................              -           (      1.04)              -
---------------------------------------------------------------------------------------------------------------------
       Total Distributions................................             0.42         (      2.56)        (     0.71)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................        $    9.45         $      9.25         $    10.82
---------------------------------------------------------------------------------------------------------------------
Total Investment Return
     Net Asset Value (1)+.................................             6.77%              10.26%             15.69%
=====================================================================================================================
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).....................        $ 110,185          $  107,833          $ 115,796
Ratio of Net Expenses to Average Net Assets...............             0.76%*              0.80%              0.80%*
Ratio of Net Investment Income to Average Net Assets......             9.13%*              9.03%              8.30%*
Ratio of Voluntary Waived Fees and Expenses
     Assumed by the Adviser to Average Net Assets.........             0.11%*              0.08%              0.05%*
Portfolio Turnover Rate...................................                5%                 25%                72%
---------------------------------------------------------------------------------------------------------------------



*    Annualized
**   Commencement of Operations.
+ Total return would have been lower had certain fees not been waived during the periods.
(1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares are issued in a private placement and are not traded, therefore market value total investment return is not calculated.


                       See Notes to Financial Statements.

                  AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

AEW Commercial Mortgage Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The objective of the AEW Commercial Mortgage Securities Fund, Inc. is to provide high current income by investing primarily in Commercial Mortgage-Backed Securities.

The Fund's common stock is not registered under the Securities Act of 1933. The Fund may be converted at any time to an open-end investment company by any amendment to its Articles of Incorporation.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Commercial mortgage-backed securities and other fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

     The value of collateralized mortgage obligations for which no quotations are readily available are determined in good faith at fair value using methods approved by the Board of Directors. Quotations obtained from one or more principal market makers are used to value the securities and are reviewed by the investment adviser based on factors including yield, duration, weighted average life and spread in relation to treasury securities. At April 30, 1997, prices of securities, whose total value represented 93% of net assets, were available only from a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

     2. Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Fund's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                  AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may transfer its daily uninvested cash balance into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Fund will normally distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. Under the Fund's Automatic Dividend Reinvestment Plan, all dividends and capital gains distributions are automatically reinvested in additional shares at net asset value. Shareholders who do not elect to participate in such Plan will receive their dividends and distributions in cash unless the Board of Directors elects to pay such distribution in shares of the Fund's common stock.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of distributions.

     5. Restricted Securities: The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration. Disposal of these securities may involve time consuming negotiations and expense and prompt sale at an acceptable price may be difficult.

     6. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Prior to December 19, 1996 certain expenses were apportioned among the Fund and the portfolios of the UAM Funds, Inc. and the UAM Funds Trust (collectively the "UAM Funds"), affiliated open-end management investment companies, based on their relative net assets.

B. Advisory Services: On December 10, 1996 Aldrich, Eastman & Waltch, L.P. (the Adviser), consolidated its operations with Copley Real Estate Advisors, Inc., a wholly owned subsidiary of New England Investment Companies, L.P. (NEIC) to form AEW Capital Management, L.P. AEW Capital Management, Inc., a wholly owned subsidiary of NEIC, is the general partner and NEIC is the sole limited partner of AEW Capital Management, L.P.

                  AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Under the terms of an investment advisory agreement dated December 10, 1996, AEW Capital Management, L.P. (the "Adviser"), provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.65% of average daily net assets. The Advisor has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund's total annual operating expenses from exceeding 0.80% of average daily net assets.

C. Administration Services: Effective December 19, 1996, Reich & Tang Asset Management L.P.(the "Administrator"), a wholly owned subsidiary of NEIC, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the Fund under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.15% of the Fund's average daily net assets. For the period December 19, 1996 to April 30, 1997, the fee payable to the Administrator was $59,870, of which $7,983 was voluntarily waived. During the period the Administrator paid $19,852 to Chase Global Fund Services Company ("CGFS") for sub-administration services.

Prior to December 19, 1996, UAM Fund Services, Inc., served as the administrator to the Fund. For its services as administrator UAM Fund Services, Inc. received annual fees computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets of the Fund and the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the Fund and the portfolios of the UAM Funds on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increased to $90,000. In addition, the Administrator received a Fund-specific monthly fee of 0.04% of average daily net assets of the Fund. UAM Fund Services entered into a Mutual Funds Service Agreement with Chase Global Fund Services Company ("CGFS"), an affiliate of The Chase Manhattan Bank, under which CGFCS agreed to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator paid CGFSC a monthly fee. For the period November 1, 1996 to December 18, 1996, UAM Fund Services, Inc. earned $17,441 from, the Fund as Administrator of which $11,750 was paid to CGFSC for their services.

D. Custodian: Effective March 1, 1997, Investors Fiduciary Trust Company is custodian for the Fund's assets held in accordance with the custodian agreement. Prior to March 1, 1997, The Chase Manhattan Bank, an affiliate of CGFSC acted as the fund's custodian.


E. Purchases and Sales: For the period ended April 30, 1997, the Fund made purchases of $5,000,000 and sales of $7,897,517 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities during the period.

F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $1,500 per annum plus $250 per meeting attended. Prior to the election of the new directors on December 19, 1996, each director received $2,000 per meeting attended, which was allocated proportionately among the Fund and the active portfolios of UAM Funds, plus a quarterly retainer of $150 for the Fund and each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

                  AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

G. Repurchase of Shares: The Fund may periodically make a tender offer to repurchase its outstanding shares of common stock at a price equal to the net asset value at the time of repurchase. The Fund may elect to make such tender offer to all shareholders not earlier than two years after another such offer.

H. Other: At April 30, 1997, 99.9% of total shares outstanding were held by 1 record shareholder.